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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[ ]    Definitive Proxy Statement.
[X]    Definitive Additional Materials.
[ ]    Soliciting Material Pursuant to Section 240.14a-12


               VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
               ---------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


       ------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)  Title of each class of securities to which transaction applies:

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        2)  Aggregate number of securities to which transaction applies:

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        3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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        4)  Proposed maximum aggregate value of transaction:

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        5)  Total fee paid:

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[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:

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        2) Form, Schedule or Registration Statement No.:

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        3) Filing Party:

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        4) Date Filed:

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                                IMPORTANT NOTICE


October 31, 2005


The annual meeting of shareholders (the "Meeting") of the Van Kampen California Value Municipal Income Trust (the "Trust"), was held on October 28, 2005 and was adjourned to November 22, 2005, to allow additional time to solicit additional votes in connection with the proposal as outlined in the Notice of Joint Annual Meeting of Shareholders previously mailed to you. The adjourned meeting will be held at 9:30 a.m. Central Time on November 22, 2005 at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois.

YOUR VOTE IS IMPORTANT AND YOUR PARTICIPATION IN THE AFFAIRS OF YOUR FUND DOES MAKE A DIFFERENCE.

The purpose of the Meeting is to elect nominees for the Board of Trustees. Holders of Preferred Shares of the Trust, voting as a separate class, will vote with respect to one Class III Trustee. After careful consideration, the Board of Trustees recommends that you cast your vote FOR the Class III Trustee nominee listed in the Joint Proxy Statement.

Please join many of your fellow shareholders and cast your vote. To cast your vote, simply complete the enclosed proxy card and return it in the postage paid envelope provided. As a matter of convenience, you may cast your vote via the Internet or by telephone. Instructions for casting your vote via the Internet or telephone are printed on the enclosed proxy ballot. Additionally, the required control number for either of these methods is printed on the proxy card. If you choose to cast your vote via the Internet or telephone, there is no need to mail the card.

If you have any questions, please do not hesitate to contact the Van Kampen Client Relations Department at 1-800-341-2929.

We appreciate your careful and prompt consideration of this matter.


VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST